UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 19, 2011
GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600

(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)
Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)
(908) 731-0700
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURES

Item 8.01.	Other Events.
     On January 19, 2011, GAIN Capital Holdings, Inc. (the “Company”) announced the exercise of a portion of the underwriters’ overallotment option to purchase shares of the Company’s common stock, in an amount equal to an aggregate of 80,000 shares.
     The 30-day option was granted by certain of the selling stockholders in connection with the Company’s initial public offering of shares of its common stock, which closed on December 20, 2010. The sale of the additional shares by the selling stockholders upon the exercise of the over-allotment option closed on January 19, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN CAPITAL HOLDINGS, INC.
Dated: January 20, 2011

	By:	/s/ Henry Lyons

	Name:	Henry Lyons
	Title:	Chief Financial Officer and Treasurer